CERTAIN TRANSACTIONS	9 Months Ended
Sep. 30, 2014
Certain Transactions [Abstract]
Certain Transactions

NOTE 3 – Certain transactions:

Labrys Biologics, Inc.:

On July 17, 2014, Teva purchased Labrys Biologics, Inc. ("Labrys") for an upfront cash payment of $207 million and up to $625 million in contingent payments upon achievement of certain milestones, of which $125 million was placed by Teva in escrow. Labrys is a development stage biotechnology company focused on treatments for chronic migraine and episodic migraine. The potential additional payments were evaluated and recorded at a fair value of $251 million as of September 30, 2014. Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

NuPathe Inc.:

On February 21, 2014, Teva completed the acquisition of NuPathe Inc. ("NuPathe"). NuPathe's leading product is Zecuity®, the only prescription migraine patch approved by the U.S. Food and Drug Administration ("FDA") for the acute treatment of migraine with or without aura in adults.

Teva purchased all of NuPathe's shares for consideration of $163 million. Teva may be required to make additional payments upon the achievement of sales-based milestones for Zecuity®. These potential additional payments were evaluated and recorded at a fair value of $109 million as of September 30, 2014. Pro forma information giving effect to the acquisition has not been provided as the results would not be material.